Exhibit No. 32.1
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Form 10-QSB
Epicus Communications Group, Inc.
File No. 000-17058


  Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Epicus Communications Group, Inc. (the Company) on Form 10-QSB for the period ending August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Gerard Haryman, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 12, 2004    By:         /s/ Gerard Haryman
                              -----------------------------------
                                                   Gerard Haryman
                                      Chief Executive Officer and
                                          Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Epicus Communications Group, Inc. and will be retained by Epicus Communications Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.